Leases	9 Months Ended
Sep. 30, 2019
Leases [Abstract]
Leases	Leases
Orion has entered into a limited number of lease contracts as a lessee and is not acting as a lessor. On January 1, 2019, Orion adopted Topic 842 (Leases). Orion adopted ASUs 2016-02, 2018-11, 2018-10 and 2019-01 (“Lease ASUs”) using the optional transition method under ASU 2018-11 that allows for a cumulative-effect adjustment in the period of adoption without restating prior periods. Orion elected the optional practical expedient upon transition to retain the lease classification and initial direct costs for any leases that existed prior to adoption of the standard. We have not recorded an adjustment to retained earnings due to materiality. In addition, the adoption did not materially impact our consolidated net income and had no impact on our cash flows.
Orion’s vast majority of lease contracts are concerning operational items such as rail cars, company cars, offices, office equipment.
The recorded right-of-use assets as of September 30, 2019 amounted to $28,319k, and the corresponding minimum lease liabilities amounted to $29,415k, of which $6,931k were recorded within other current liabilities and $22,484k as other liabilities.
The weighted remaining average minimum lease period is 2.7 years. The undiscounted minimum lease payments are due in and reconcile to the discounted lease liabilities as follows:

September 30, 2019
(In thousands)
Next 12 months	$6,931
1 to 2 years	6,003
2 to 3 years	5,346
3 to 4 years	4,528
4 to 5 years	4,087
More than 5 years	6,464
Total undiscounted minimum lease payments	33,359
Discount	(3,944)
Lease liability (current and non-current)	$29,415

The weighted average discount rate applied to the lease liabilities is 4.77%.